UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  April 15, 1997

                                ImmunoGen, Inc.
             (Exact name of registrant as specified in its charter)

      Massachusetts                 0-17999                    04-2726691
(State or other jurisdiction  (Commission file number)       (IRS Employer
    of incorporation)                                      Identification No.)

              333 Providence Highway, Norwood, Massachusetts 02062
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (617) 769-4242



























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ITEM 5.    OTHER EVENTS

On April 15, 1997, the Registrant publicly disseminated a press release announcing the death of Frank J. Pocher, Executive Vice President, Operations; Chief Financial Officer and a Director.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

           99.1   The Registrant's Press Release dated April 15, 1997.









































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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ImmunoGen, Inc.
                                                (Registrant)

Date:   April 15, 1997                          /s/Mitchel Sayare
                                                Mitchel Sayare
                                                Chief Executive Officer









































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                                EXHIBIT INDEX


Exhibit                                                    Sequential
Number             Description                             Page Number

99.1               The Registrant's Press Release Dated    5
                   April 15, 1997













































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IMMUNOGEN, INC.
------------------------------------------------------------------------------
333 Providence Highway, Norwood, MA 02062               TEL: (617) 769-4242
                                                        FAX: (617) 255-9679


                                Contact:  Mitchel Sayare
                                          Chairman and Chief Executive Officer
                                          (617) 769-4242


               ImmunoGen Announces the Death of Frank J. Pocher


Cambridge, Mass., April 14, 1997 -- ImmunoGen, Inc. (Nasdaq: IMGN) announced today, with deep regret, the sudden death of Frank J. Pocher in a plane crash on Saturday. Mr. Pocher was ImmunoGen's Executive Vice President, Operations; Chief Financial Officer and a Director. The Company extends its deepest sympathies to Mr. Pocher's family.

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